JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from July 1, 2011 to December 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Disciplined Equity Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 12,000
Offering Price $25.00
Spread $1.00
Cost $300,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets
Fund JPMorgan Diversified Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 600
Offering Price $25.00
Spread $1.00
Cost $15,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 122,900
Offering Price $25.00
Spread $1.00
Cost $3,072,500
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets
Fund JPMorgan U.S. Research Equity Plus Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 1,100
Offering Price $25.00
Spread $1.00
Cost $27,500
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets
Fund JPMorgan Disciplined Equity Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 47,200
Offering Price $50.00
Spread $1.50
Cost $2,360,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 1,200
Offering Price $50.00
Spread $1.50
Cost $60,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 2,100
Offering Price $50.00
Spread $1.50
Cost $105,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 2,500
Offering Price $50.00
Spread $1.50
Cost $125,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Intrepid America Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 82,400
Offering Price $50.00
Spread $1.50
Cost $4,120,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Intrepid Growth Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 33,200
Offering Price $50.00
Spread $1.50
Cost $1,660,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Value Advantage Fund
Trade Date 7/14/2011
Issuer Capital One Financial Corporation (COF) Secondary
Cusip 14040H10
Shares 26,000
Offering Price $50.00
Spread $1.50
Cost $1,300,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 1,600
Offering Price $19.00
Spread $1.24
Cost $30,400
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Diversified Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 700
Offering Price $19.00
Spread $1.24
Cost $13,300
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 12,400
Offering Price $19.00
Spread $1.24
Cost $235,600
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Equity Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 9,500
Offering Price $19.00
Spread $1.24
Cost $180,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Equity Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 4,700
Offering Price $19.00
Spread $1.24
Cost $89,300
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Core Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 10,500
Offering Price $19.00
Spread $1.24
Cost $199,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan U.S. Small Company Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 1,600
Offering Price $19.00
Spread $1.24
Cost $30,400
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Diversified Fund
Trade Date 7/28/2011
Issuer Wesco Aircraft Holdings, Inc. (WAIR) IPO
Cusip 95081410
Shares 5,900
Offering Price $15.00
Spread $0.86
Cost $88,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.14%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, William Blair & Company, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, Baird, Citi, SMBC Nikko
Fund JPMorgan Small Cap Core Fund
Trade Date 7/28/2011
Issuer Wesco Aircraft Holdings, Inc. (WAIR) IPO
Cusip 95081410
Shares 80,700
Offering Price $15.00
Spread $0.86
Cost $1,210,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.14%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, William Blair & Company, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, Baird, Citi, SMBC Nikko
Fund JPMorgan U.S. Small Company Fund
Trade Date 7/28/2011
Issuer Wesco Aircraft Holdings, Inc. (WAIR) IPO
Cusip 95081410
Shares 12,300
Offering Price $15.00
Spread $0.86
Cost $184,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.14%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, William Blair & Company, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, Baird, Citi, SMBC Nikko
Fund JPMorgan Diversified Fund
Trade Date 7/29/2011
Issuer C&J Energy Services, Inc. (CJES) IPO
Cusip 12467B30
Shares 1,700
Offering Price $29.00
Spread $2.03
Cost $49,300
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 1.11%
Syndicate Members Goldman, Sachs & Co, J.P. Morgan, Citi, Wells Fargo Securities, Simmons & Company International, Tudor, Pickering, Holt & Co.
Fund JPMorgan Small Cap Core Fund
Trade Date 7/29/2011
Issuer C&J Energy Services, Inc. (CJES) IPO
Cusip 12467B30
Shares 23,100
Offering Price $29.00
Spread $2.03
Cost $669,900
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 1.11%
Syndicate Members Goldman, Sachs & Co, J.P. Morgan, Citi, Wells Fargo Securities, Simmons & Company International, Tudor, Pickering, Holt & Co.
Fund JPMorgan U.S. Small Company Fund
Trade Date 7/29/2011
Issuer C&J Energy Services, Inc. (CJES) IPO
Cusip 12467B30
Shares 3,600
Offering Price $29.00
Spread $2.03
Cost $104,400
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 1.11%
Syndicate Members Goldman, Sachs & Co, J.P. Morgan, Citi, Wells Fargo Securities, Simmons & Company International, Tudor, Pickering, Holt & Co.
Fund JPMorgan Disciplined Equity Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 3,500
Offering Price $128.25
Spread $4.49
Cost $448,875
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 200
Offering Price $128.25
Spread $4.49
Cost $25,650
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 87,700
Offering Price $128.25
Spread $4.49
Cost $11,247,525
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities
Fund JPMorgan U.S. Research Equity Plus Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 100
Offering Price $128.25
Spread $4.49
Cost $12,825
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 500
Offering Price $18.00
Spread $1.26
Cost $9,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 14,500
Offering Price $18.00
Spread $1.26
Cost $261,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 4,200
Offering Price $18.00
Spread $1.26
Cost $75,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Small Cap Equity Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 86,600
Offering Price $18.00
Spread $1.26
Cost $1,558,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 32,500
Offering Price $18.00
Spread $1.26
Cost $585,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 900
Offering Price $18.00
Spread $1.26
Cost $16,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Diversified Fund
Trade Date 11/10/2011
Issuer Ocwen Financial Corporation (OCN) Secondary
Cusip 67574630
Shares 11,100
Offering Price $13.00
Spread $0.65
Cost $144,300
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Citigroup, Keefe, Bruyette & Woods
Fund JPMorgan Small Cap Core Fund
Trade Date 11/10/2011
Issuer Ocwen Financial Corporation (OCN) Secondary
Cusip 67574630
Shares 131,600
Offering Price $13.00
Spread $0.65
Cost $1,710,800
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Citigroup, Keefe, Bruyette & Woods
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/10/2011
Issuer Ocwen Financial Corporation (OCN) Secondary
Cusip 67574630
Shares 22,600
Offering Price $13.00
Spread $0.65
Cost $293,800
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Citigroup, Keefe, Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 11/17/2011
Issuer Intermolecular, Inc. (IMI) IPO
Cusip 45882D10
Shares 5,500
Offering Price $10.00
Spread $0.70
Cost $55,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.01%
Syndicate Members Morgan Stanley, J.P. Morgan, Barclays Capital, Pacific Crest Securities,Needham & Company, LLC
Fund JPMorgan Small Cap Core Fund
Trade Date 11/17/2011
Issuer Intermolecular, Inc. (IMI) IPO
Cusip 45882D10
Shares 52,000
Offering Price $10.00
Spread $0.70
Cost $520,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.01%
Syndicate Members Morgan Stanley, J.P. Morgan, Barclays Capital, Pacific Crest Securities,Needham & Company, LLC
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/17/2011
Issuer Intermolecular, Inc. (IMI) IPO
Cusip 45882D10
Shares 10,600
Offering Price $10.00
Spread $0.70
Cost $106,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.01%
Syndicate Members Morgan Stanley, J.P. Morgan, Barclays Capital, Pacific Crest Securities,Needham & Company, LLC
Fund JPMorgan Diversified Fund
Trade Date 11/17/2011
Issuer Manning & Napier, Inc. (MN) IPO
Cusip 56382Q10
Shares 1,900
Offering Price $12.00
Spread $0.63
Cost $22,800
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Stifel Nicolaus Weisel, Keefe, Bruyette & Woods, Sandler O'Neill + Partners, L.P., Needham & Company, LLC
Fund JPMorgan Small Cap Core Fund
Trade Date 11/17/2011
Issuer Manning & Napier, Inc. (MN) IPO
Cusip 56382Q10
Shares 22,400
Offering Price $12.00
Spread $0.63
Cost $268,800
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Stifel Nicolaus Weisel, Keefe, Bruyette & Woods, Sandler O'Neill + Partners, L.P., Needham & Company, LLC
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/17/2011
Issuer Manning & Napier, Inc. (MN) IPO
Cusip 56382Q10
Shares 3,700
Offering Price $12.00
Spread $0.63
Cost $44,400
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Stifel Nicolaus Weisel, Keefe, Bruyette & Woods, Sandler O'Neill + Partners, L.P., Needham & Company, LLC
Fund JPMorgan Disciplined Equity Fund
Trade Date 11/17/2011
Issuer Delphi Automotive PLC (DLPH) IPO
Cusip G2782310
Shares 15,700
Offering Price $22.00
Spread $1.38
Cost $345,400
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 0.34%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank Securities, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 11/17/2011
Issuer Delphi Automotive PLC (DLPH) IPO
Cusip G2782310
Shares 800
Offering Price $22.00
Spread $1.38
Cost $17,600
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 0.34%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank Securities, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 7,300
Offering Price $17.00
Spread $0.98
Cost $124,100
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 54,000
Offering Price $17.00
Spread $0.98
Cost $918,000
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Mid Cap Equity Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 46,100
Offering Price $17.00
Spread $0.98
Cost $783,700
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Diversified Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 19,000
Offering Price $10.00
Spread $0.33
Cost $190,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Diversified Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 7,100
Offering Price $10.00
Spread $0.33
Cost $71,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Diversified Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 4,900
Offering Price $10.00
Spread $0.33
Cost $49,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Intrepid America Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 184,100
Offering Price $10.00
Spread $0.33
Cost $1,841,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Intrepid Growth Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 67,900
Offering Price $10.00
Spread $0.33
Cost $679,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Mid Cap Equity Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 119,400
Offering Price $10.00
Spread $0.33
Cost $1,194,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 207,500
Offering Price $10.00
Spread $0.33
Cost $2,075,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 106,200
Offering Price $10.00
Spread $0.33
Cost $1,062,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 569,100
Offering Price $10.00
Spread $0.33
Cost $5,691,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 181,800
Offering Price $10.00
Spread $0.33
Cost $1,818,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Diversified Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 8,800
Offering Price $20.00
Spread $1.00
Cost $176,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Mid Cap Core Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 46,300
Offering Price $20.00
Spread $1.00
Cost $926,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Mid Cap Equity Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 55,600
Offering Price $20.00
Spread $1.00
Cost $1,112,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray

Fund JPMorgan Diversified Fund
Trade Date 7/5/2011
Issuer Devon Energy Corportion (DVN 2.40% July 15, 2016)
CUSIP 25179MAJ
Bonds 160,000
Offering Price $99.770
Spread 0.60%
Cost $159,632
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.08%
Syndicate Barclays Capital, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital Markets, RBS Securities, UBS Securities, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital Markets, Mitsubishi UFJ Securities, Scotia Capital, SG Americas Securities, US Bancorp, Wells Fargo
Fund JPMoragn Access Balanced Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
CUSIP 29444UAK
Bonds 225,000
Offering Price $100.000
Spread 1.75%
Cost $225,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Citigroup Global Markets, JPMorgan, Barclays Capital, Evercore Partners, ING Financial, Merrill Lynch Pierce Fenner & Smith, RBS Securities
Fund JPMorgan Access Growth Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
CUSIP 29444UAK
Bonds 150,000
Offering Price $100.000
Spread 1.75%
Cost $150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Citigroup Global Markets, JPMorgan, Barclays Capital, Evercore Partners, ING Financial, Merrill Lynch Pierce Fenner & Smith, RBS Securities
Fund JPMorgan Diversified Fund
Trade Date 7/7/2011
Issuer Toronto-Dominion Bank (TD 2.50% July 14, 2016)
CUSIP 89114QAB
Bonds 108,000
Offering Price $99.627
Spread 0.35%
Cost $107,597
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.17%
Syndicate Citigroup Global Markets, Goldman Sachs, Morgan Stanley, TD Securities, BMO Capital Markets, CIBC World markets, Credit Suisse, Desjardins Securities, HSBC Securities, JPMorgan, LLoyds Securities, Merrill Lynch Pierce Fenner & Smith, National Bank of Canada, RBC Capital Markets, Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 8/10/2011
Issuer The Procter and Gamble Company (PG 1.45% August 15, 2016)
CUSIP 742718DV
Bonds 105,000
Offering Price $99.196
Spread 0.35%
Cost $104,156
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.58%
Syndicate Deutsche Bank Securities, HSBC Securities, Morgan Stanley, Barclays Capital, Citigroup Global Markets, Credit Suisse Securities, Goldman Sachs & Co, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 8/10/2011
Issuer The Procter and Gamble Company (PG 1.45% August 15, 2016)
CUSIP 742718DV
Bonds 200,000
Offering Price $99.196
Spread 0.35%
Cost $198,392
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.58%
Syndicate Deutsche Bank Securities, HSBC Securities, Morgan Stanley, Barclays Capital, Citigroup Global Markets, Credit Suisse Securities, Goldman Sachs & Co, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 8/15/2011
Issuer Occidental Petroleum Corporation (OXY 1.75% February 15, 2017)
CUSIP 674599CB
Bonds 270,000
Offering Price $99.046
Spread 0.35%
Cost $267,424
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Banca IMI, Banco Bilbao Vizcaya Argentaria, BNP Paribas, BNY Mellon, Credit Suisse, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, SG Americas Securities, Standard Chartered Bank, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 8/17/2011
Issuer V.F. Corporation (VFC 3.50% September 1, 2021)
CUSIP 918204AV
Bonds 65,000
Offering Price $99.690
Spread 0.65%
Cost $64,799
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.87%
Syndicate JPMorgan, Bank America Merrill Lynch, Wells fargo, Barclays Capital, BNP Paribas, Citigroup Global Markets, HSBC Securities, ING Finacial Markets, Morgan Stanley, PNC Capital Markets, RBS Securities, Santander Invesment Securities, US Bancorp Investments
Fund JPMorgan Diversified Fund
Trade Date 8/31/2011
Issuer America Movil, S.A.B. de C.V. (AMXLMM 2.375% September 8, 2016)
CUSIP 02364WBC
Bonds 200,000
Offering Price $99.188
Spread 0.20%
Cost $198,376
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate JPMorgan, Bank America Merrill Lynch, Banca IMI, Banco Bilbao Vizcaya Argentaria
Fund JPMorgan Diversified Fund
Trade Date 9/6/2011
Issuer Enbridge Energy Partners, L.P. (EEP 4.20% September 15, 2021)
CUSIP 29250RAU
Bonds 80,000
Offering Price $99.798
Spread 0.65%
Cost $79,838
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.65%
Syndicate Citigroup Global Markets, RBS Securities, Wells fargo, BNP Paribas, DNB Nor Markets, JPMorgan, Mizuho Securities, SMBC Nikko Capital Markets
Fund JPMorgan Diversified Fund
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 2.125% September 15, 2016)
CUSIP 539830AX
Bonds 140,000
Offering Price $99.924
Spread 0.35%
Cost $139,894
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.29%
Syndicate Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS Securities, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 9/7/2011
Issuer France Telecom (FRTEL 4.125% September 14, 2021)
CUSIP 35177PAW
Bonds 110,000
Offering Price $98.990
Spread 0.45%
Cost $108,889
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.09%
Syndicate Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch
Fund JPMorgan Diversified Fund
Trade Date 9/7/2011
Issuer Schlumberger Investment SA (SLB 3.30% September 14, 2021 144A)
CUSIP 806854AB
Bonds 195,000
Offering Price $99.679
Spread 0.45%
Cost $194,374
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.69%
Syndicate Citigroup Global Markets, Deutsche Bank Securities, HSBC Securities, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 9/14/2011
Issuer PNC Funding Corp (PNC 2.70% September 19, 2016)
CUSIP 693476BM
Bonds 195,000
Offering Price $99.879
Spread 0.35%
Cost $194,764
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.92%
Syndicate JPMorgan, Bank America Merrill Lynch, PNC Capital
Fund JPMorgan Diversified Fund
Trade Date 9/14/2011
Issuer Southern Power Company (SO 5.15% September 15, 2041)
CUSIP 843646AH
Bonds 50,000
Offering Price $99.547
Spread 0.88%
Cost $49,774
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.70%
Syndicate JPMorgan, Mizuho Securities, RBS Securities, UBS Securities, Banco Bilbao Vizcaya Argentaria, Lloyds Securities
Fund JPMorgan Diversified Fund
Trade Date 9/28/2011
Issuer Thomson Reuters Corporation (TRICN 3.95% September 30, 2021)
CUSIP 884903BK
Bonds 130,000
Offering Price $99.576
Spread 0.45%
Cost $129,449
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 8.96%
Syndicate Barclays capital, Deutsche bank, JPMorgan, RBS Securities, BMO Capital, Citigroup Global Markets, Goldman Sahs, HSBC Securities, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, Standard Chartered Bank, TD Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 10/27/2011
Issuer Verizon Communications (VZ 1.25% November 3, 2014)
CUSIP 92343VBB
Bonds 200,000
Offering Price $99.938
Spread 0.25%
Cost $199,876
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.36%
Syndicate Credit Suisse, Deutsche Bank, Morgan Stanley, RBC Capital, UBS Securities, Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs, JPMorgan, Mizuho Securities, RBS Securities, Santander Investment Securities, Wells Fargo
Fund JPMorgan Access Balanced Fund
Trade Date 10/31/2011
Issuer CSC Holdings, LLC (CVC 6.75% November 15, 2021 144A)
CUSIP 126307AD
Bonds 400,000
Offering Price $100.000
Spread 2.00%
Cost $400,000
Dealer Executing Trade Citigroup Global Market
% of Offering  purchased by firm 0.07%
Syndicate Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, Natixis, RBC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, UBS Securities, US Bancorp
Fund JPMorgan Access Growth Fund
Trade Date 10/31/2011
Issuer CSC Holdings, LLC (CVC 6.75% November 15, 2021 144A)
CUSIP 126307AD
Bonds 250,000
Offering Price $100.000
Spread 2.00%
Cost $250,000
Dealer Executing Trade Citigroup Global Market
% of Offering  purchased by firm 0.07%
Syndicate Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, Natixis, RBC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, UBS Securities, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 11/2/2011
Issuer EQT Corporation (EQT 4.875% November 15, 2021)
CUSIP 26884LAB
Bonds 115,000
Offering Price $99.085
Spread 0.65%
Cost $113,948
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.29%
Syndicate Barclays Capital, Deutsche Bank, JPMorgan, SunTrust Robinson Humphrey, Mitsubishi UFJ Securities, PNC Capital, CIBC World Markets, Credit Agricole, Goldman Sachs, Huntington Investment Co, UBS Securities, US bancorp
Fund JPMorgan Diversified Fund
Trade Date 11/3/2011
Issuer Xstrata Canada Finance Corporation (XTALN 6.00% November 15, 2041 144A)
CUSIP 98417EAN
Bonds 105,000
Offering Price $98.779
Spread 0.88%
Cost $103,718
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.83%
Syndicate Barclays Capital, Citigroup Global Markets, Deutsche Bank, HSBC Securities, JPMorgan, RBS Securities, Commerz Markets, Credit Agricole, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities
Fund JPMorgan Diversified Fund
Trade Date 11/7/2011
Issuer Teva Pharmaceutical Finance Company B.V. (TEVA 2.40 November 10, 2016)
CUSIP 88165FAC
Bonds 70,000
Offering Price $99.916
Spread 0.35%
Cost $69,941
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.18%
Syndicate Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 11/8/2011
Issuer AmerisourceBergen Corporation (ABC 3.50% November 15, 2021)
CUSIP 03073EAJ
Bonds 80,000
Offering Price $99.858
Spread 0.65%
Cost $79,886
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.04%
Syndicate JPMorgan, Bank America Merrill Lynch, Wells fargo, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Scotia Capital, US Bancorp
Fund JPMorgan Access Balanced Fund
Trade Date 11/8/2011
Issuer Health Management Associates (HMA 7.375% January 15, 2020 144A)
CUSIP 421933AK
Bonds 200,000
Offering Price $100.000
Spread 2.00%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securites
% of Offering  purchased by firm 4.16%
Syndicate Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Access Balanced Fund
Trade Date 11/8/2011
Issuer UPCB Finance V Limited (LBTYA 7.25% November 15, 2021 144A)
CUSIP 90320TAA
Bonds 300,000
Offering Price $100.000
Spread 1.67%
Cost $300,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.07%
Syndicate Barclays Capital, Goldman Sachs, JPMorgan
Fund JPMorgan Access Growth Fund
Trade Date 11/8/2011
Issuer UPCB Finance V Limited (LBTYA 7.25% November 15, 2021 144A)
CUSIP 90320TAA
Bonds 150,000
Offering Price $100.000
Spread 1.67%
Cost $150,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.07%
Syndicate Barclays Capital, Goldman Sachs, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 11/10/2011
Issuer Simon Property Group LP (SPG 4.125% December 1, 2021)
CUSIP 828807CG
Bonds 110,000
Offering Price $99.689
Spread 0.45%
Cost $109,658
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.97%
Syndicate Citigroup Global Markets, Deutsche bank , Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, Mitsubishi UFJ Securities, RBC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US bancorp
Fund JPMorgan Diversified Fund
Trade Date 11/10/2011
Issuer Southern Power Company Series 2011A (SO 5.150% September 15, 2041)
CUSIP 843646AH
Bonds 45,000
Offering Price $101.465
Spread 0.88%
Cost $45,659
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.15%
Syndicate JPMorgan, Mizuho Securities, RBS Securities, UBS Securities, CastleOak Securities, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 11/14/2011
Issuer NiSource Finance Corp. (NI 5.80% February 1, 2042)
CUSIP 65473QAZ
Bonds 80,000
Offering Price $99.783
Spread 0.88%
Cost $79,826
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 9.59%
Syndicate Barclays capital, Citigroup Global markets, JPMorgan, BNP Paribas, Deutsche Bank, Scotia Capital, KeyBanc Capital, Loop Capital, Mizuho Securities
Fund JPMorgan Access Balanced Fund
Trade Date 11/16/2011
Issuer Plains Exploration & Production Company (PXP 6.75% February 1, 2022)
CUSIP 726505AL
Bonds 175,000
Offering Price $100.000
Spread 1.50%
Cost $175,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.03%
Syndicate Barclays Capital, BMO Capital, Citigroup Global Markets, JPMorgan, RBC Capital, Wells Fargo, BNP Paribas, Capital One Southcoast, Goldman Sachs, ING Financial Markets, Lloyds Securities, RBS Securities, Scotia Capital, TD Securities, Comerica Securities, Mitsubishi UFJ Securities, Morgan Stanley, UBS Securities, US bancorp
Fund JPMorgan Access Growth Fund
Trade Date 11/16/2011
Issuer Plains Exploration & Production Company (PXP 6.75% February 1, 2022)
CUSIP 726505AL
Bonds 150,000
Offering Price $100.000
Spread 1.50%
Cost $150,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.03%
Syndicate Barclays Capital, BMO Capital, Citigroup Global Markets, JPMorgan, RBC Capital, Wells Fargo, BNP Paribas, Capital One Southcoast, Goldman Sachs, ING Financial Markets, Lloyds Securities, RBS Securities, Scotia Capital, TD Securities, Comerica Securities, Mitsubishi UFJ Securities, Morgan Stanley, UBS Securities, US bancorp
Fund JPMorgan Access Balanced Fund
Trade Date 11/21/2011
Issuer Superior Energy Services, Inc. (SPN 7.125% December 15, 2021 144A)
CUSIP 78412FAM
Bonds 200,000
Offering Price $100.000
Spread 1.75%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.04%
Syndicate JPMorgan, Bank America Merrill Lynch, Wells fargo, Capital One Southcoast, RBC Capital, Scotia Capital, Banco Bolbao Vizcaya Argentaria, CIBC World Markets, Citigroup Global markets, Comerica Securities, HSBC Securities, Johnson Rice & Co, Morgan Keegan, PNC Capital, Standard Chartered Bank
Fund JPMorgan Access Growth Fund
Trade Date 11/21/2011
Issuer Superior Energy Services, Inc. (SPN 7.125% December 15, 2021 144A)
CUSIP 78412FAM
Bonds 100,000
Offering Price $100.000
Spread 1.75%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.04%
Syndicate JPMorgan, Bank America Merrill Lynch, Wells fargo, Capital One Southcoast, RBC Capital, Scotia Capital, Banco Bolbao Vizcaya Argentaria, CIBC World Markets, Citigroup Global markets, Comerica Securities, HSBC Securities, Johnson Rice & Co, Morgan Keegan, PNC Capital, Standard Chartered Bank
Fund JPMorgan Diversified Fund
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 6.375% December 15, 2021)
CUSIP 893830BB
Bonds 140,000
Offering Price $99.946
Spread 0.65%
Cost $139,924
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.57%
Syndicate Barclays capital, Citigroup Global Markets, Credit Suisse, JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor Markets, Goldman Sachs, Standard Chartered Bank
Fund JPMorgan Diversified Fund
Trade Date 12/5/2011
Issuer Duke Energy Carolinas (DUK 1.75% December 15, 2016)
CUSIP 26442CAL
Bonds 150,000
Offering Price $99.837
Spread 0.60%
Cost $149,756
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.19%
Syndicate Barclays Capital, BNY Mellon, Citigroup Global Markets, Deutsche Bank, JPMorgan, Scotia Capital, SunTrust Robinson Humphrey, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Mizuho Securities, US Bancorp, MFR Securities, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 12/5/2011
Issuer Ecolab Inc (ECL 4.35% December 8, 2021)
CUSIP 278865AL
Bonds 105,000
Offering Price $99.936
Spread 0.65%
Cost $104,933
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.27%
Syndicate JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, SMBC Nikko Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, ING Financial, RBC Capital, RBS Securities, UniCredit Capital, US Bancorp, Wells Fargo, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 12/14/2011
Issuer Baxter International Inc (BAX 1.85% January 15, 2017)
CUSIP 071813BD
Bonds 80,000
Offering Price $99.941
Spread 0.60%
Cost $79,953
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.96%
Syndicate Citigroup Global, Markets, Bank America Merrill Lynch, Credit Suisse, Goldman Sachs, Mitsubishi UFJ Securities, UBS Securities